Columbia Laboratories:

Specialty pharmaceutical company focused on women's reproductive health

COLUMBIA
Laboratories, Inc.

 Corporate Presentation April 2010
 Frank Condella, Interim CEO
 Larry Gyenes, CFO

 This presentation contains forward-looking statements, which statements are indicated by the words “may,” “will,”
 “plans,” “believes,” “expects,” “anticipates,” “potential,” and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements.
 Factors that might cause future results to differ include, but are not limited to, the following: approval of the sale of the assets and other matters contemplated by the Purchase and Collaboration Agreement with Watson Pharmaceuticals,
 Inc. by Columbia's stockholders; the successful marketing of CRINONE® (progesterone gel) and STRIANT®
 (testosterone buccal system) in the United States; the successful marketing of CRINONE by Merck Serono; the timely and successful completion of the ongoing Phase III PREGNANT (PROCHIEVE Extending GestatioN A New Therapy)
 Study of PROCHIEVE® 8% (progesterone gel) to reduce the risk of preterm birth in women with a short cervix in mid-
 pregnancy; successful development of a next-generation vaginal progesterone product; success in obtaining acceptance and approval of new products and new indications for current products by the United States Food and
 Drug Administration and international regulatory agencies; the impact of competitive products and pricing; our ability to obtain financing in order to fund our operations and repay our debt as it becomes due; the timely and successful negotiation of partnerships or other transactions; the strength of the United States dollar relative to international currencies, particularly the euro; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in
 Columbia’s reports filed with the SEC.
 Completion of the sale of the assets under the Purchase and Collaboration Agreement with Watson Pharmaceuticals,
 Inc. is subject to various conditions to closing, and there can be no assurance those conditions will be satisfied or that such sale or other transactions will be completed on the terms described in the Purchase and Collaboration
 Agreement or other agreements related thereto or at all. All forward-looking statements contained herein are neither promises nor guarantees. Columbia does not undertake any responsibility to revise or update any forward-looking statements contained herein.

Columbia Laboratories

COLUMBIA
Laboratories, Inc.

 } Specialty pharmaceutical company leveraging our
 bioadhesive drug delivery system and clinical expertise
 to develop proprietary products in women’s healthcare
 } CRINONE® 8% progesterone vaginal gel
 ◦ Sold worldwide for use in infertility treatments
 } CRINONE/PROCHIEVE® 8% gel
 ◦ Currently in pivotal Phase III trial to reduce the risk of preterm birth in women with short cervix
 ◦ Enrollment to complete in Q2 2010
 ◦ Data available around end of 2010

Frank C. Condella, Jr. -- Interim Chief Executive Officer /Board Member
 • Chairman of SkyePharma ; Director of Fulcrum Pharma plc.
 • Formerly CEO of SkyePharma; IVAX Corporation; Faulding Pharmaceutical Co.;
 Hoffman-La Roche.

Robert S. Mills -- President and Chief Operating Officer
 • Formerly SVP, manufacturing Operations, Watson Pharmaceuticals;
 Alphapharma, Inc.; Aventis, SA

Lawrence A. Gyenes -- Senior Vice President, Chief Financial Officer and Treasurer
 • Formerly CFO at Acusphere; Zila; Savient  & Reliant; 15 years at Searle
Michael McGrane -- Senior Vice President, General Counsel and Secretary
 • Formerly General Counsel, The Liposome Co.; Novartis Consumer Health

•George W. Creasy, MD -- Vice President, Clinical Research and Development
 • Formerly spent 16 years Johnson & Johnson; Fellow of the American College of
 Obstetricians and Gynecologists.

} Technology that uses bioadhesion to
administer medication to patients in a
targeted fashion
} Polycarbophil-based, non-immunogenic
(hypo-allergenic) polymer
} Adheres to mucosal surface and discharged
upon normal cell turnover
◦ Oral mucosa for up to 24 hours
◦ Vaginal epithelium for 72+ hours
} Enables controlled and sustained drug
release
} Able to deliver broad range of compounds
to address numerous therapeutic areas
Polycarbophil: a water-
swellable, water-
insoluble polymer with
numerous negative
charges that
permit hydrogen
bonding with the cell
surface
Active entrapped in the
cross-linked polymer
polycarbophil
Sustained release of
active to tissue

Current Business

Revenues in US$ millions
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
2006
2007
2008
2009
Other Revenues
OTC
Striant (testosterone)
Crinone Foreign Revenues
Crinone U.S Sales

COLUMBIA
Laboratories, Inc.

*2008 net revenues include $2.9 million in previously deferred revenue for
STRIANT licensing fees from Ardana as a results of its bankruptcy in Q2 2008.
*

Millions	2007	2008	2009
Net revenues	$29.6	$36.2*	$32.2
Cost of revenues	(9.0)	(10.9)	(9.2)
Gross Profit	20.6	25.3	23.0
Selling & distribution	10.1	12.7	12.0
General & administrative	7.8	8.6	10.6
Research & development	5.8	6.2	8.6
Amortization of licensing right	5.0	5.0	5.0
Loss from operations	(8.1)	(7.3)	(13.2)
Interest expense	(7.9)	(7.9)	(8.9)
Net loss	(14.3)	(14.1)	(21.9)
Earnings (loss) per share	$(0.28)	$(0.27)	$(0.39)
*2008 net revenues include $2.9 million in previously deferred revenue for
STRIANT licensing fees from Ardana as a results of its bankruptcy in Q2 2008.

Nasdaq: CBRX
Recent market price (4/6/2010)	$1.04
Market capitalization	$68.2 million
Cash and equivalents (12/31/2009)	$14.8 million
Debt obligations
PharmaBio royalty loan due 11/30/2010 (extendable one year)	$16.4 million
Subordinated 8% convertible notes due 12/31/2011 (convertible @ $5.25)	$40.0 million

CRINONE: Infertility

NDC 55056-0806-2
Crinone® 8 %
(progesterone gel)
Rx Only
For vaginal use only.
6 Single-Use Prefilled Applicators.
Each applicator contains 1.45 g of gel and delivers
1.125 g of gel containing 90 mg progesterone.
COLUMBIA
LABORATORIES

COLUMBIA
Laboratories, Inc.

U.S. Infertility: RE Market

% Mkt
I.M.
Crinone
Endometrin
Other

COLUMBIA
Laboratories, Inc.

$300+ Million Total Market Opportunity

CRINONE Ex-Factory Sales

COLUMBIA
Laboratories, Inc.

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
$14,000,000
$16,000,000
$18,000,000
2006
2007
2008
2009
CRINONE 8%

New Clinical Data from 2009 ASRM Meeting Driving Infertility Growth

COLUMBIA
Laboratories, Inc.

 } Brigham and Women’s study compared CRINONE vs. IM
 progesterone in 440 women
 ◦ Similar pregnancy rates and outcomes
 ◦ CRINONE was significantly better tolerated than IM progesterone
 ◦ Added CRINONE to protocol in preferred position
 } Berger analysis compared the efficacy of luteal
 supplementation with 3 different progesterone preparations
 in women aged 35-40 undergoing IVF-FET
 ◦ Clinical pregnancy rates were comparable
 ◦ Once daily CRINONE may improve compliance
 } Toner study found bleeding is rare in IVF patients who
 become pregnant when treated with CRINONE + estrogen

CRINONE/PROCHIEVE:
Preterm Birth Opportunity

COLUMBIA
Laboratories, Inc.

Short Cervix and Preterm Birth (PTB)

COLUMBIA
Laboratories, Inc.

 } Studies have shown that “short cervix” is the most
 powerful predictor of preterm birth
 } Cervical length should be measured in pregnant women
 at mid-pregnancy
 } A cervix of <3.0cm at 18-22 weeks is considered “short”
 } Progesterone is the most promising treatment to reduce
 risk of PTB and improve infant outcomes in women with
 a short cervix

Preterm Birth Is A $26 Billion/Year National Health Problem

Behrman RE et al. In: Behrman RE, Butler AS, eds. Preterm Birth: Causes, Consequences, and Prevention.
Washington, DC: The National Academies Press; 2006:329-354.
Lost household and
market productivity
$5.7 billion
Maternal delivery costs
$1.9 billion
Children’s early intervention
services
$611 million
Infant Costs
Special education services
$1.1 billion
Medical care services
$16.9 billion
~$51,600 Per Preterm Infant

Short Cervix PTB: A Significant Opportunity

Mid-pregnancy
Cervical Length

COLUMBIA
Laboratories, Inc.

$1.7+ Billion Total U.S. Market Opportunity
$225+ million market
potential
4.3 Million Births Annually
>2.5 - 3.0 cm
(20%)
$1.1+ billion
market potential
> 2.0 - 2.5 cm
(6%)
1.0 - 2.0 cm
(4%)
$340+ million market
potential
16 weeks X $83.31 week =
$1,333 per patient

 } Phase III clinical trial
 ◦ Double-blind, placebo controlled
 ◦ 450 pregnant women with cervical length 1.0-2.0cm
 ◦ ~40 centers (U.S. and abroad)
 ◦ Primary endpoint: a reduction in preterm births at ≤32 6/7 weeks vs. placebo
 ◦ Improved infant outcomes important secondary endpoint
 } NIH participation
 ◦ Validates science and design of trial

Timeline: the PREGNANT Study

COLUMBIA
Laboratories, Inc.

 } Currently enrolled 426 patients as of 4/7/10
 } Complete patient enrollment  Q2 2010
 } Last infant is born   Q4 2010
 } Report study outcomes   Y/E 2010
 } File with FDA*    2011
 } FDA decision*    2011/2012**
*Assuming positive outcome
**PDUFA limits review time to 10 months; could shorten
to 6 months if granted priority review

Probability of not delivering
Time (weeks)

Probability of not delivering
Time (weeks)

COLUMBIA
Laboratories, Inc.

progesterone
placebo
33 investigators
n=116 (58 Prochieve, 58 Placebo)
As Cervical Length Decreases, The Benefit Of
Treatment Increases
Baseline Cervical Length ≤ 3.0 cm
Baseline Cervical Length < 2.8 cm
progesterone
placebo
22 Investigators
N=46 (19 Prochieve, 27 Placebo)
Fishers Exact Test
at <32 weeks*:
(p = 0.014)
At ≤ 32 Weeks No Preterm Births Were Seen With Prochieve® Vs. 29.6% On Placebo
The Kaplan-Meier method was
used for calculation; (Wilcoxon
P = 0.043).
DeFranco et al, Ultrasound Obstet
Gynecol 2007; 30: 697-705

Prior Study using PROCHIEVE in PTB
Subset Analysis: NICU Admissions

All Cervical Lengths
CL ≤ 3.0cm
CL ≤ 2.8cm
60
50
40
30
20
10
0
23%
18%
32%
16%
52%
16%
Placebo
PROCHIEVE

COLUMBIA
Laboratories, Inc.

 p=0.016
p=0.077
p=0.16
DeFranco et al, Ultrasound Obstet
Gynecol 2007; 30: 697-705

Prior Study using PROCHIEVE in PTB Subset Analysis: Average NICU Days

All Cervical Lengths
CL ≤ 3.0cm
CL ≤ 2.8cm
20
18
16
14
12
10
8
6
4
2
0
5
3
12
2
17
1
Placebo
PROCHIEVE

COLUMBIA Laboratories, Inc.

DeFranco et al,
Ultrasound Obstet
Gynecol 2007; 30:
697-705
 p=0.013
p=0.026
p=0.05

Lifecycle Management: CRINONE/PROCHIEVE

COLUMBIA
Laboratories, Inc.

 } Progesterone delivery patent  à 2013
 ◦ U.S. Patent No. 5,543,150
 ◦ Development of a generic would be challenging due to:
 – Clinical endpoints (not blood levels) are required to demonstrate bio-
 equivalence for a generic gel
 – A clinical endpoint requires a non-inferiority study in hard-to-treat infertility subjects
 } Second generation formulation  à 2019
 ◦ U.S. Patent No. 6,248,358
 ◦ Designed to replace current gel product
 ◦ Would have certain user benefits over current formulation
 ◦ Clinical study necessary in approved indications for FDA approval

 } Progesterone delivery patent  à 2013
 } Next generation formulation  à 2019
 } PTB/Short Cervix (patent pending)  à 2028
 ◦ Patent Application No. US-2008/0188829-A1
 ◦ Claims a method to:
 – Identify pregnant women with a short cervix
 – Prevent PTB by administering progesterone to minimize the shortening or effacing of the cervix
 – Administer progesterone by any route
 – Deliver in a broad range of doses
 ◦ Includes both natural progesterone & synthetic progestins
 ◦ Patent applications filed worldwide

Watson.

Helping People Live Better™

Transaction with Watson Pharmaceuticals (NYSE:WPI)

Announced 4 March 2010

COLUMBIA Laboratories, Inc.

Transaction Highlights

COLUMBIA
Laboratories, Inc.

 } Watson Pharmaceuticals
 ◦ Global specialty pharmaceutical company
 ◦ Branded business focused on Urology & Women’s Health
 ◦ ~$500 million in branded revenues
 ◦ $4 billion market capitalization
 ◦ Field force of 350 calling on OB/GYNs and urologists, plus specialists focusing on infertility clinics

 } Watson to acquire:
 ◦ Substantially all of CBRX progesterone assets
 ◦ 11.2 million shares CBRX common stock
 } Watson assumes responsibility for all U.S. sales,
 marketing & distribution activities for CRINONE
 in infertility
 } CBRX continues manufacturing & supply chain
 management

Transaction Highlights cont'd

COLUMBIA
Laboratories, Inc.

 } Watson & CBRX will collaborate on:
 ◦ Completion of the PREGNANT Study
 – CBRX out-of pocket costs capped at $7 million
 spent beginning 1/1/2010
 ◦ Development of next-generation vaginal
 progesterone products for infertility and preterm
 birth
 – Watson will fund development once the
 transaction closes

 } Watson will pay CBRX:
 ◦ $47 million upfront
 ◦ Escalating royalties from 10 to 20%
 ◦ Up to $45.5 million upon CBRX successful completion
 of several milestones
 } With initial proceeds, CBRX to:
 ◦ Pre-pay $16 million PharmaBio debt
 ◦ Retire 100% of the $40 million of 8% convertible notes

 } Transaction subject to stockholder approval
 ◦ Needs >50% of voting power in favor
 } Preliminary Proxy to SEC on March 19; to stockholders in
 April/May
 } Special meeting will be held - likely in May/June
 } Columbia’s Board of Directors unanimously recommends
 a vote in favor of this transaction

CBRX Near-term Strategy

COLUMBIA
Laboratories, Inc.

 } Use new data to drive sales growth of CRINONE in
 infertility
 } Close Watson transaction by June
 ◦ Retire debt in associated transaction
 ◦ Transition U.S. sales and marketing
 ◦ Reduce infrastructure costs
 } Complete PREGNANT Study
 ◦ If data is positive, pursue FDA approval of CRINONE/PROCHIEVE for reducing the risk of preterm birth in women with short cervix
 } Collaborate with Watson to develop second generation
 product to protect long-term royalty stream
 } Establish alternate promotion arrangement for STRIANT

Crinone/Prochieve U.S. Income Statement

		Assumed Annual Sales by Watson				
Millions	**2009 Act.**	**$ 15.2**	**$ 50.0**	**$ 100.0**	**$ 250.0**	**$ 500.0**
Net revenues	$ 15.2	$ 1.5	$ 5.0	$ 10.0	$ 30.0	$ 80.0
Cost of revenues	(1.5)	-	-	-	-	-
Gross Profit	13.7	1.5	5.0	10.0	30.0	80.0
Selling & distribution	12.0	-	-	-	-	-
Contribution Margin	$ 1.7	$ 1.5	$ 5.0	$ 10.0	$ 30.0	$ 80.0

COLUMBIA
Laboratories, Inc.

• A modest 12% increase in product sales to $17 million
would match the 2009 product contribution margin
• The above excludes Merck Serono revenues which
contributed another $9 million in revenues and $6 million in contribution margin in 2009

CBRX Longer-term Strategy

COLUMBIA
Laboratories, Inc.

 } Collaborate with WPI to maximize preterm birth
 opportunity and value for CBRX shareholders
 } Apply proven proprietary drug delivery systems to
 develop new products for women’s health needs
 } Selectively pursue development opportunities in other
 therapeutic areas utilizing platform technologies
 ◦ Expand use of progressive hydration technology for extended release products
 ◦ Pursue label expansion for Striant

R&D Development Projects

COLUMBIA
Laboratories, Inc.

Product	Indication	Clinical Stage
Crinone/Prochieve 8% Vaginal Gel	Reduce risk of preterm birth in women with a short cervix in mid-pregnancy	Pivotal Phase III
Crinone/Prochieve 8% Next generation	ART (Infertility)	Phase I
Crinone/Prochieve 8% Next generation	Preterm Birth	Phase I
Carbamide Peroxide Vaginal Tablet	Bacterial vaginosis	Pre-clinical
Infertility Product Subcutaneous	Non-progesterone ART	Phase I/II
Testosterone Vaginal delivery	Fibroid reduction	Phase I
Anesthetic Vaginal Gel	Chronic Pelvic Pain (CPP)	Phase II

Development Project Example

COLUMBIA
Laboratories, Inc.

 } Carbamide peroxide for bacterial vaginosis
 } In-house development program
 ◦ Formulation & pre-clinical: approx. 9 months
 ◦ IND filing
 ◦ Phase I safety study: approx. 9 months
 ◦ Phase II proof of concept study: approx. 9 months
 ◦ Total expected cost: $2.5 million
 } Partner for Phase III

Financial Highlights Post Transaction

COLUMBIA
Laboratories, Inc.

 } Debt reduced; balance sheet strengthened
 } Ongoing revenue: potential milestones, royalties from Watson &
 Merck Serono, sales of Striant
 } Reduced operating expenses
 } Sufficient cash for operations, completing PREGNANT Study and FDA filing
 } Positive cash flow from preterm birth trial success, filing, and launch
 } Lifecycle management program increases likelihood of long term revenue stream
 } CBRX funds new development projects through proof of concept, then partnered

 } Focused today on:
 ◦ Building CRINONE sales to infertility market
 ◦ Developing CRINONE/PROCHIEVE for preterm birth indication
 } With stockholder approval of WPI transaction:
 ◦ CBRX emerges debt free, with a stronger balance sheet
 ◦ Ongoing royalty revenues from WPI & Merck-Serono, potential milestone payments, STRIANT sales
 ◦ Significantly lower operating expenses
 ◦ Burn rate decreases to ~ $1 million per quarter through the completion of the PREGNANT Study
 ◦ If PREGNANT Study is successful, CBRX will be cash flow & earnings positive on an annual basis from that point forward

 Corporate Presentation April 2010
 Frank Condella, Interim CEO
 Larry Gyenes, CFO